Federated Hermes MDT Market Neutral Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER QAMNX)
INSTITUTIONAL SHARES (TICKER QQMNX)

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2023
Effective September 7, 2023, under the section entitled “Account and Share Information,” please delete the sub-section “Dividends and Capital Gains” in its entirety and replace it with the following:
“DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. If the Fund declares more than one distribution of capital gains and/or ordinary income during the course of a calendar year, the Fund will attempt to pay all distributions at one time at the end of the year. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.
If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation.”
September 7, 2023

Federated Hermes MDT Market Neutral Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456204 (8/23)
© 2023 Federated Hermes, Inc.